Exhibit 10.48

DEMAND PROMISSORY NOTE

$500,000                                                                                     Date: June 15, 2010

FOR VALUE RECEIVED, the undersigned jointly and severally promise to pay to the order of Warren Breslow, the sum of Five Hundred Thousand Dollars and no/100 ($500,000.00), together with interest of 10% per annum on the unpaid balance.

The entire principal and any accrued interest shall be fully and immediately payable UPON DEMAND of any holder thereof.

”Borrower”

Aura Systems, Inc.

____________________
Melvin Gagerman
Chief Executive Officer

Dated: June 15, 2010